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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)     May 7, 1999
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                               EN POINTE TECHNOLOGIES, INC.
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                (Exact name of registrant as specified in its charter)




                       Delaware             000-28052           75-2467002
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             (State or other jurisdiction  (Commission        (IRS Employer
                   of incorporation)       File Number)     Identification No)




          100 N. Sepulveda Blvd., 19th Floor, El Segundo, California  90245
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               (Address of principal executive offices)      (Zip Code)




          Registrant's telephone number, including area code (310) 725-5200
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                                    Not Applicable
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            (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

     The Company is in the process of seeking funding for a private placement of securities in its currently wholly owned, internet focused, subsidiary, Purchase Pointe, Inc. dba firstsource.com, for no less than $5.1 million and no more than $20.4 million. The Company cannot assure that such funding, or any portion thereof, will be available on the terms and conditions set forth in the private placement memorandum. The Company continues to evaluate means of securing future financing for Purchase Pointe, Inc. dba firstsource.com.

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     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EN POINTE TECHNOLOGIES, INC.




Date: May 7, 1999                       By: /s/ Robert A. Mercer
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                                        Robert A. Mercer, Senior Vice President